UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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(Amendment No. )

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LEAF GROUP LTD.
(Name of Registrant as Specified in Its Charter)

VIEX OPPORTUNITIES FUND, LP – SERIES ONE

VIEX GP, LLC

VIEX CAPITAL ADVISORS, LLC

ERIC SINGER

OSMIUM CAPITAL, LP

OSMIUM CAPITAL II, LP

OSMIUM SPARTAN, LP

OSMIUM DIAMOND, LP

OSMIUM PARTNERS, LLC

JOHN H. LEWIS

OAK INVESTMENT PARTNERS XI, LIMITED PARTNERSHIP

OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP

OAK ASSOCIATES XI, LLC

OAK ASSOCIATES XII, LLC

OAK MANAGEMENT CORPORATION

GRACE A. AMES

BANDEL L. CARANO

EDWARD F. GLASSMEYER

FREDRIC W. HARMAN

ANN H. LAMONT

MICHAEL J. MCCONNELL

JOHN MUTCH

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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VIEX Opportunities Fund, LP –Series One (“Series One”), Osmium Capital, LP (“Osmium Fund I”) and Oak Investment Partners XI, Limited Partnership (“Oak XI”), together with the participants named herein, intend to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of their slate of director nominees and for a non-binding proposal to declassify the Board of Directors of Leaf Group Ltd., a Delaware corporation (the “Company”) at the Company’s 2021 annual meeting of stockholders.

Item 1: On February 17, 2021, Series One and its affiliates filed an Amendment to its Schedule 13D which contained the following language in Item 4:

On February 12, 2021, the Reporting Persons formed a “group,” within the meaning of Section 13(d)(3) of the Exchange Act with (i) Osmium Partners, LLC, Osmium Capital, LP, Osmium Capital II, LP, Osmium Spartan, LP, Osmium Diamond, LP and John H. Lewis (collectively, “Osmium”) and (ii) Oak Investment Partners XI, Limited Partnership, Oak Associates XI, LLC, Oak Investment Partners XII, Limited Partnership, Oak Associates XII, LLC, Oak Management Corporation, Bandel L. Carano, Edward F. Glassmeyer, Fredric W. Harman, Ann H. Lamont and Grace A. Ames (collectively, “Oak” and, together with the Reporting Persons and Osmium, the “Stockholder Group”), for the purpose of working together to enhance stockholder value at the Issuer, including to solicit proxies for the election of the persons to be nominated by the Stockholder Group to the Board at the 2021 annual meeting of stockholders of the Company (the “2021 Annual Meeting”). The Stockholder Group collectively owns 8,908,557 Shares, including 375,000 Shares underlying certain call options, constituting approximately 25.1% of the Issuer’s outstanding Shares. All securities reported herein as beneficially owned by the Reporting Persons exclude securities owned by the other members of the Stockholder Group, and the Reporting Persons expressly disclaim beneficial ownership of the securities owned by such other members. Osmium and Oak intend on filing separate Schedule 13Ds to report their beneficial ownership of the Issuer’s Common Stock.

On February 17, 2021, Series One and Osmium Capital, LP, on behalf of the Stockholder Group, delivered a letter to the Issuer nominating three highly-qualified candidates, Michael McConnell, John Mutch and Eric Singer (collectively, the “Nominees”), for election to the Board at the 2021 Annual Meeting. Biographical information for each of the Nominees is set forth below. In the letter, Series One and Osmium Capital, LP also submitted a non-binding proposal for consideration by stockholders at the 2021 Annual Meeting seeking stockholder approval of a request for the Board to take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis commencing at the 2022 annual meeting of stockholders.

The Stockholder Group is not looking to engage in a no holds barred proxy contest and does NOT think it is necessary to wage a messy back in forth series of letters. The Stockholder Group believes the Issuer is massively undervalued despite reporting strong financial results. Recently, the Issuer disclosed 125% year over year growth in gross transaction value in January 2021 from its online marketplaces which constitutes approximately 75% of its revenue. Despite these results, the Issuer has for years traded at a discount to its publicly traded peer group and the Nasdaq Composite. Currently, the Issuer is valued at under 0.8x enterprise value/sell side current year sales, while its publicly-traded digital marketplace peers1 are valued at 12x sales and its publicly-traded digital media peers2 are valued at 4.5x sales. Further, since the Issuer’s CEO, Sean Moriarty, joined the Issuer in 2014, the Issuer’s share price has declined by approximately -20% compared to an increase of approximately +236% in the Nasdaq Composite, resulting in approximately -256% underperformance. The Stockholder Group believes the Board should be refreshed with new, independent directors who possess the right skillset to bridge this valuation gap. The Nominees will endeavor to work constructively with the Board to clarify, simplify, and focus the Issuer’s business strategy, implement a disciplined capital allocation program, and establish a pay for performance standard based on both top and bottom line results. The Nominees will also push to keep fellow stockholders better informed and focused on metrics, such as return on capital, to benchmark the Issuer’s operating results to its industry peers and hold management accountable for their results.

___________________________

1 Digital marketplace peers include: Etsy, Redbubble, FarFetch
2 Digital media peers include: Future, J2 Global

The Stockholder Group believes the Nominees will be a strong and constructive force in the boardroom. The Nominees are enormously experienced in evaluating a broad range of options and optimizing the best path forward to maximize stockholder value. The Nominees are:

Michael J. McConnell, age 54, currently serves as a private investor. Mr. McConnell served as the Managing Director of Shamrock Capital Advisors, a private investment company managing private equity/hedge funds for the Disney family, from 1994 to 2007. Additionally, he served as Interim Executive Chairman and Chief Executive Officer of Spark Networks SE (“Spark”) (NYSE: LOV), a leader in affinity-based online subscription dating networks, from August 2014 through December 2014. Prior to Spark, he served as the Executive Chairman at Redflex Holdings Ltd. (ASX: RDF), a provider of intelligent transport system solutions and services, from February 2013 to February 2014 and a non-executive director from August 2011 to November 2014. Mr. McConnell also served as the Chief Executive Officer of Collectors Universe, Inc. (NASDAQ: CLCT), a provider of third-party authentication and grading of high value collectibles, from March 2009 to October 2012. Currently, Mr. McConnell serves on the board of directors of Vonage Holdings Corp. (NASDAQ: VG), a cloud communications provider, since March 2019 and Adacel Technologies Limited (ASX: ADA), an Australian based global software technology and systems integrator, since May 2017 and as its Chairman since April 2019. Previously, Mr. McConnell served on the board of directors of SPS Commerce, Inc. (NASDAQ: SPSC), a provider of cloud-based supply chain management services, from March 2018 to May 2019, Guidance Software, Inc. (formerly NASDAQ: GUID), a global provider of forensic security solutions, from April 2016 until the company was sold in November 2017 and Spark from July 2014 until the company was sold in November 2017. Mr. McConnell also serves on the board of privately held Jacob Stern & Sons, Inc., an importer, exporter, processor and distributor of specialty agricultural products, since July 2019. He is also a member of the Board of Governors of Opportunity International, global microfinance and a member of the City of La Canada Finance and Investment Advisory committee. Mr. McConnell received a B.A. in Economics from Harvard University and an M.B.A from the Darden School (Shermet Scholar) of the University of Virginia.

John Mutch, age 64, has served as managing partner of MV Advisors LLC (“MV Advisors”), a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies, since founding the firm in December 2005. From December 2008 to January 2014, Mr. Mutch served as President, CEO and Chairman of the Board of Directors of BeyondTrust Software, a privately-held security software company. Prior to founding MV Advisors, in March 2003, Mr. Mutch was appointed by the U.S. Bankruptcy court to the board of directors of Peregrine Systems, Inc. (formerly NSADAQ: PRGN) (“Peregrine Systems”), a provider of enterprise asset and service management solutions, where he assisted the company in a bankruptcy work-out proceeding and was named President and Chief Executive Officer in July 2003. Prior to running Peregrine Systems, Mr. Mutch served as President, Chief Executive Officer and as a member of the board of directors of HNC Software, Inc. (formerly NASDAQ: HNCS), an enterprise analytics software provider. Earlier in his career, Mr. Mutch spent seven years at Microsoft Corporation (NASDAQ: MSFT), a multinational technology company, in a variety of executive sales and marketing positions. Mr. Mutch has served as Chairman of the board of directors of Aviat Networks, Inc. (NASDAQ: AVNW), a global provider of microwave networking solutions, since February 2015, and has served on the board of directors since January 2015, and has served on the board of directors of Agilysys, Inc. (NASDAQ: AGYS), a provider of information technology solutions, since March 2009. Previously, Mr. Mutch served on the board of directors of Maxwell Technologies, Inc. (formerly NASDAQ: MXWL), a manufacturer of energy storage and power delivery solutions for automotive, heavy transportation, renewable energy, backup power, wireless communications and industrial and consumer electronics applications, from April 2017 to May 2019, YuMe, Inc. (formerly NYSE: YUME), a provider of digital video brand advertising solutions, from July 2017 to February 2018, at which time the company was acquired by RhythmOne plc (formerly LON: RTHM), a technology-enabled digital media company, and Mr. Mutch continued serving as a director on the RhythmOne plc board of directors until January 2019, and Steel Excel Inc. (formerly OTCPK: SXCL), a provider of drilling and production services to the oil and gas industry and a provider of event-based sports services and other health-related services, from 2007 to May 2016. In addition, Mr. Mutch previously served on the boards of directors of Phoenix Technologies Ltd. (formerly NASDAQ: PTEC), a leader in core systems software products, services and embedded technologies, Edgar Online, Inc. (formerly NASDAQ: EDGR), a provider of financial data, analytics and disclosure management solutions, Aspyra, Inc. (OTCMKTS: APYI, formerly AMEX: APY), a provider of clinical and diagnostic information systems for the healthcare industry, Overland Storage, Inc. (formerly NASDAQ: OVRL), a provider of unified data management and data protection solutions, and Brio Software, Inc. (formerly NASDAQ: BRYO), a provider of business intelligence software. Mr. Mutch received a Bachelor of Science degree from Cornell University and a Masters of Business Administration from the University of Chicago.

Eric Singer, age 47, has served as the managing member of VIEX Capital and VIEX GP, the investment manager and general partner, respectively, of certain affiliated funds whose principal business is investing in securities, including Series One, since May 2014. From March 2012 until September 2014, Mr. Singer served as co-managing member of Potomac Capital Management III, L.L.C., the general partner of Potomac Capital Partners III, L.P. (“PCP III”), and Potomac Capital Management II, L.L.C., the general partner of Potomac Capital Partners II, L.P. (“PCP II”) and served as an advisor to Potomac Capital Management, L.L.C. and its related entities from May 2009 until September 2014. The principal business of PCP III and PCP II is investing in securities. Since July 2019, Mr. Singer has served as a director of A10 Networks (NYSE: ATEN), an application controller and firewall cloud security company, and has served as Lead Independent Director since September 2020. Since March 2020, Mr. Singer has served as a director of Immersion Corporation (NASDAQ: IMMR), a premier licensing company focused on the creation, design, development, and licensing of innovative haptic technologies, and has served as Executive Chairman since August 2020. Previously, Mr. Singer served as a director of Quantum Corporation (NASDAQ: QMCO), a data lifecycle solutions provider from November 2017 to November 2019. Mr. Singer also served as chairman of the board of directors of RhythmOne plc (formerly LON: RTHM), a technology-enabled digital media company, from February 2018 (after its acquisition of YuMe, Inc. (formerly NYSE: YUME), a provider of brand video advertising software and audience data) until the sale of RhythmOne plc in April 2019. Mr. Singer was a director of YuMe, Inc. from June 2016 to February 2018, and served as chairman of its board beginning in November 2016. Mr. Singer served on the board of Support.com (NASDAQ: SPRT), a leading provider of tech support and turnkey support center services, from June 2016 to March 2019. Mr. Singer previously served as a director of Numerex Corp. (formerly NASDAQ: NMRX), a provider of managed machine-to-machine (M2M) enterprise solutions enabling the lnternet of Things (IoT), from March 2016 until its sale in December 2017, TigerLogic Corporation (formerly NASDAQ: TIGR), a global provider in engagement solutions, from January 2015 until December 2016, IEC Electronics, an electronic manufacturing services provider to advanced technology companies, from February 2015 to August 2017, Meru Networks, Inc. (formerly NASDAQ: MERU), a Wi-Fi network solutions company, from January 2014 until January 2015, PLX Technology, Inc. (formerly NASDAQ: PLXT), a semiconductor company, from December 2013 until its sale in August 2014, Sigma Designs, Inc. (formerly NASDAQ: SIGM), a semiconductor company, from August 2012 until December 2013, including as its Chairman of the board of directors from January 2013 until December 2013, and Zilog Corporation (formerly NASDAQ: ZILG), a microcontroller company, from August 2008 until its sale in February 2010.

Item 2: Also on February 17, 2021, Osmium Fund I and its affiliates filed an Amendment to its Schedule 13D which contained the following language in Item 4:

On February 12, 2021, the Reporting Persons formed a "group," within the meaning of Section 13(d)(3) of the Exchange Act with (i) VIEX Opportunities Fund, LP - Series One ("Series One"), VIEX GP, LLC, VIEX Capital Advisors, LLC, Eric Singer, Michael J. McConnell and John Mutch (collectively, "VIEX") and (ii) Oak Investment Partners XI, Limited Partnership, Oak Associates XI, LLC, Oak Investment Partners XII, Limited Partnership, Oak Associates XII, LLC, Oak Management Corporation, Bandel L. Carano, Edward F. Glassmeyer, Fredric W. Harman, Ann H. Lamont and Grace A. Ames (collectively, "Oak" and, together with the Reporting Persons and VIEX, the "Stockholder Group"), for the purpose of working together to enhance stockholder value at the Issuer, including to solicit proxies for the election of the persons to be nominated by the Stockholder Group to the Board at the 2021 annual meeting of stockholders of the Company (the "2021 Annual Meeting"). The Stockholder Group collectively owns 8,908,557 Shares, including 375,000 Shares underlying certain call options, constituting approximately 25.1% of the Issuer's outstanding Shares. All securities reported herein as beneficially owned by the Reporting Persons exclude securities owned by the other members of the Stockholder Group, and the Reporting Persons expressly disclaim beneficial ownership of the securities owned by such other members. VIEX and Oak intend on filing separate Schedule 13Ds to report their beneficial ownership of the Issuer's Common Stock.

On February 17, 2021, Series One and Osmium Capital, LP, on behalf of the Stockholder Group, delivered a letter to the Issuer nominating three highly-qualified candidates, Michael McConnell, John Mutch and Eric Singer (collectively, the “Nominees”), for election to the Board at the 2021 Annual Meeting. Biographical information for each of the Nominees is set forth below. In the letter, Series One and Osmium Capital, LP also submitted a non-binding proposal for consideration by stockholders at the 2021 Annual Meeting seeking stockholder approval of a request for the Board to take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis commencing at the 2022 annual meeting of stockholders.

The Stockholder Group is not looking to engage in a no holds barred proxy contest and does NOT think it is necessary to wage a messy back and forth series of letters. The Stockholder Group believes the Issuer is massively undervalued despite reporting strong financial results. Recently, the Issuer disclosed 125% year over year growth in gross transaction value in January 2021 from its online marketplaces which constitutes approximately 75% of its revenue. Despite these results, the Issuer has for years traded at a discount to its publicly traded peer group and the Nasdaq Composite. Currently, the Issuer is valued at under 0.8x enterprise value/sell side current year sales, while its publicly-traded digital marketplace peers1 are valued at 12x sales and its publicly-traded digital media peers2 are valued at 4.5x sales. Further, since the Issuer's CEO, Sean Moriarty, joined the Issuer in 2014, the Issuer's share price has declined by approximately -20% compared to an increase of approximately +236% in the Nasdaq Composite, resulting in approximately -256% underperformance.

The Stockholder Group believes the Board should be refreshed with new, independent directors who possess the right skillset to bridge this valuation gap. The Nominees will endeavor to work constructively with the Board to clarify, simplify, and focus the Issuer's business strategy, implement a disciplined capital allocation program, and establish a pay for performance standard based on both top and bottom line results. The Nominees will also push to keep fellow stockholders better informed and focused on metrics, such as return on capital, to benchmark the Issuer's operating results to its industry peers and hold management accountable for their results.

The Stockholder Group believes the Nominees will be a strong and constructive force in the boardroom. The Nominees are enormously experienced in evaluating a broad range of options and optimizing the best path forward to maximize stockholder value. The Nominees are:

Michael J. McConnell, age 54, currently serves as a private investor. Mr. McConnell served as the Managing Director of Shamrock Capital Advisors, a private investment company managing private equity/hedge funds for the Disney family, from 1994 to 2007. Additionally, he served as Interim Executive Chairman and Chief Executive Officer of Spark Networks SE ("Spark") (NYSE: LOV), a leader in affinity-based online subscription dating networks, from August 2014 through December 2014. Prior to Spark, he served as the Executive Chairman at Redflex Holdings Ltd. (ASX: RDF), a provider of intelligent transport system solutions and services, from February 2013 to February 2014 and a non-executive director from August 2011 to November 2014. Mr. McConnell also served as the Chief Executive Officer of Collectors Universe, Inc. (NASDAQ: CLCT), a provider of third-party authentication and grading of high value collectibles, from March 2009 to October 2012. Currently, Mr. McConnell serves on the board of directors of Vonage Holdings Corp. (NASDAQ: VG), a cloud communications provider, since March 2019 and Adacel Technologies Limited (ASX: ADA), an Australian based global software technology and systems integrator, since May 2017 and as its Chairman since April 2019. Previously, Mr. McConnell served on the board of directors of SPS Commerce, Inc. (NASDAQ: SPSC), a provider of cloud-based supply chain management services, from March 2018 to May 2019, Guidance Software, Inc. (formerly NASDAQ: GUID), a global provider of forensic security solutions, from April 2016 until the company was sold in November 2017 and Spark from July 2014 until the company was sold in November 2017. Mr. McConnell also serves on the board of privately held Jacob Stern & Sons, Inc., an importer, exporter, processor and distributor of specialty agricultural products, since July 2019. He is also a member of the Board of Governors of Opportunity International, global microfinance and a member of the City of La Canada Finance and Investment Advisory committee. Mr. McConnell received a B.A. in Economics from Harvard University and an M.B.A from the Darden School (Shermet Scholar) of the University of Virginia.

_______________________________
1 Digital marketplace peers include: Etsy, Redbubble, FarFetch
2 Digital media peers include: Future, J2 Global

John Mutch, age 64, has served as managing partner of MV Advisors LLC ("MV Advisors"), a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies, since founding the firm in December 2005. From December 2008 to January 2014, Mr. Mutch served as President, CEO and Chairman of the Board of Directors of BeyondTrust Software, a privately-held security software company. Prior to founding MV Advisors, in March 2003, Mr. Mutch was appointed by the U.S. Bankruptcy court to the board of directors of Peregrine Systems, Inc. (formerly NSADAQ: PRGN) ("Peregrine Systems"), a provider of enterprise asset and service management solutions, where he assisted the company in a bankruptcy work-out proceeding and was named President and Chief Executive Officer in July 2003. Prior to running Peregrine Systems, Mr. Mutch served as President, Chief Executive Officer and as a member of the board of directors of HNC Software, Inc. (formerly NASDAQ: HNCS), an enterprise analytics software provider. Earlier in his career, Mr. Mutch spent seven years at Microsoft Corporation (NASDAQ: MSFT), a multinational technology company, in a variety of executive sales and marketing positions. Mr. Mutch has served as Chairman of the board of directors of Aviat Networks, Inc. (NASDAQ: AVNW), a global provider of microwave networking solutions, since February 2015, and has served on the board of directors since January 2015, and has served on the board of directors of Agilysys, Inc. (NASDAQ: AGYS), a provider of information technology solutions, since March 2009. Previously, Mr. Mutch served on the board of directors of Maxwell Technologies, Inc. (formerly NASDAQ: MXWL), a manufacturer of energy storage and power delivery solutions for automotive, heavy transportation, renewable energy, backup power, wireless communications and industrial and consumer electronics applications, from April 2017 to May 2019, YuMe, Inc. (formerly NYSE: YUME), a provider of digital video brand advertising solutions, from July 2017 to February 2018, at which time the company was acquired by RhythmOne plc (formerly LON: RTHM), a technology-enabled digital media company, and Mr. Mutch continued serving as a director on the RhythmOne plc board of directors until January 2019, and Steel Excel Inc. (formerly OTCPK: SXCL), a provider of drilling and production services to the oil and gas industry and a provider of event-based sports services and other health-related services, from 2007 to May 2016. In addition, Mr. Mutch previously served on the boards of directors of Phoenix Technologies Ltd. (formerly NASDAQ: PTEC), a leader in core systems software products, services and embedded technologies, Edgar Online, Inc. (formerly NASDAQ: EDGR), a provider of financial data, analytics and disclosure management solutions, Aspyra, Inc. (OTCMKTS: APYI, formerly AMEX: APY), a provider of clinical and diagnostic information systems for the healthcare industry, Overland Storage, Inc. (formerly NASDAQ: OVRL), a provider of unified data management and data protection solutions, and Brio Software, Inc. (formerly NASDAQ: BRYO), a provider of business intelligence software. Mr. Mutch received a Bachelor of Science degree from Cornell University and a Masters of Business Administration from the University of Chicago.

Eric Singer, age 47, has served as the managing member of VIEX Capital and VIEX GP, the investment manager and general partner, respectively, of certain affiliated funds whose principal business is investing in securities, including Series One, since May 2014. From March 2012 until September 2014, Mr. Singer served as co-managing member of Potomac Capital Management III, L.L.C., the general partner of Potomac Capital Partners III, L.P. ("PCP III"), and Potomac Capital Management II, L.L.C., the general partner of Potomac Capital Partners II, L.P. ("PCP II") and served as an advisor to Potomac Capital Management, L.L.C. and its related entities from May 2009 until September 2014. The principal business of PCP III and PCP II is investing in securities. Since July 2019, Mr. Singer has served as a director of A10 Networks (NYSE: ATEN), an application controller and firewall cloud security company, and has served as Lead Independent Director since September 2020. Since March 2020, Mr. Singer has served as a director of Immersion Corporation (NASDAQ: IMMR), a premier licensing company focused on the creation, design, development, and licensing of innovative haptic technologies, and has served as Executive Chairman since August 2020. Previously, Mr. Singer served as a director of Quantum Corporation (NASDAQ: QMCO), a data lifecycle solutions provider from November 2017 to November 2019. Mr. Singer also served as chairman of the board of directors of RhythmOne plc (formerly LON: RTHM), a technology-enabled digital media company, from February 2018 (after its acquisition of YuMe, Inc. (formerly NYSE: YUME), a provider of brand video advertising software and audience data) until the sale of RhythmOne plc in April 2019. Mr. Singer was a director of YuMe, Inc. from June 2016 to February 2018, and served as chairman of its board beginning in November 2016. Mr. Singer served on the board of Support.com (NASDAQ: SPRT), a leading provider of tech support and turnkey support center services, from June 2016 to March 2019. Mr. Singer previously served as a director of Numerex Corp. (formerly NASDAQ: NMRX), a provider of managed machine-to-machine (M2M) enterprise solutions enabling the lnternet of Things (IoT), from March 2016 until its sale in December 2017, TigerLogic Corporation (formerly NASDAQ: TIGR), a global provider in engagement solutions, from January 2015 until December 2016, IEC Electronics, an electronic manufacturing services provider to advanced technology companies, from February 2015 to August 2017, Meru Networks, Inc. (formerly NASDAQ: MERU), a Wi-Fi network solutions company, from January 2014 until January 2015, PLX Technology, Inc. (formerly NASDAQ: PLXT), a semiconductor company, from December 2013 until its sale in August 2014, Sigma Designs, Inc. (formerly NASDAQ: SIGM), a semiconductor company, from August 2012 until December 2013, including as its Chairman of the board of directors from January 2013 until December 2013, and Zilog Corporation (formerly NASDAQ: ZILG), a microcontroller company, from August 2008 until its sale in February 2010.

Item 3: Also on February 17, 2021, Oak XI and its affiliates filed an Amendment to its Schedule 13D which contained the following language in Item 4:

On February 12, 2021, the Reporting Persons formed a "group," within the meaning of Section 13(d)(3) of the Exchange Act with (i) VIEX Opportunities Fund, LP - Series One ("Series One"), VIEX GP, LLC, VIEX Capital Advisors, LLC, Eric Singer, Michael J. McConnell and John Mutch (collectively, "VIEX") and (ii) Osmium Partners, LLC, Osmium Capital, LP, Osmium Capital II, LP, Osmium Spartan, LP, Osmium Diamond, LP and John H. Lewis (collectively, "Osmium" and, together with the Reporting Persons and VIEX, the "Stockholder Group"), for the purpose of working together to enhance stockholder value at the Issuer, including to solicit proxies for the election of the persons to be nominated by the Stockholder Group to the Board at the 2021 annual meeting of stockholders of the Company (the "2021 Annual Meeting"). The Stockholder Group collectively owns 8,908,557 Shares, including 375,000 Shares underlying certain call options, constituting approximately 25.1% of the Issuer's outstanding Shares. All securities reported herein as beneficially owned by the Reporting Persons exclude securities owned by the other members of the Stockholder Group, and the Reporting Persons expressly disclaim beneficial ownership of the securities owned by such other members. VIEX and Osmium intend on filing separate Schedule 13Ds to report their beneficial ownership of the Issuer's Common Stock.

On February 17, 2021, Series One and Osmium Capital, LP, on behalf of the Stockholder Group, delivered a letter to the Issuer nominating three highly-qualified candidates, Michael McConnell, John Mutch and Eric Singer (collectively, the “Nominees”), for election to the Board at the 2021 Annual Meeting. Biographical information for each of the Nominees is set forth below. In the letter, Series One and Osmium Capital, LP also submitted a non-binding proposal for consideration by stockholders at the 2021 Annual Meeting seeking stockholder approval of a request for the Board to take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis commencing at the 2022 annual meeting of stockholders.

The Stockholder Group is not looking to engage in a no holds barred proxy contest and does NOT think it is necessary to wage a messy back and forth series of letters. The Stockholder Group believes the Issuer is massively undervalued despite reporting strong financial results. Recently, the Issuer disclosed 125% year over year growth in gross transaction value in January 2021 from its online marketplaces which constitutes approximately 75% of its revenue. Despite these results, the Issuer has for years traded at a discount to its publicly traded peer group and the Nasdaq Composite. Currently, the Issuer is valued at under 0.8x enterprise value/sell side current year sales, while its publicly-traded digital marketplace peers1 are valued at 12x sales and its publicly-traded digital media peers2 are valued at 4.5x sales. Further, since the Issuer's CEO, Sean Moriarty, joined the Issuer in 2014, the Issuer's share price has declined by approximately -20% compared to an increase of approximately +236% in the Nasdaq Composite, resulting in approximately -256% underperformance.

The Stockholder Group believes the Board should be refreshed with new, independent directors who possess the right skillset to bridge this valuation gap. The Nominees will endeavor to work constructively with the Board to clarify, simplify, and focus the Issuer's business strategy, implement a disciplined capital allocation program, and establish a pay for performance standard based on both top and bottom line results. The Nominees will also push to keep fellow stockholders better informed and focused on metrics, such as return on capital, to benchmark the Issuer's operating results to its industry peers and hold management accountable for their results.

The Stockholder Group believes the Nominees will be a strong and constructive force in the boardroom. The Nominees are enormously experienced in evaluating a broad range of options and optimizing the best path forward to maximize stockholder value. The Nominees are:

______________________________
1 Digital marketplace peers include: Etsy, Redbubble, FarFetch
2 Digital media peers include: Future, J2 Global

Michael J. McConnell, age 54, currently serves as a private investor. Mr. McConnell served as the Managing Director of Shamrock Capital Advisors, a private investment company managing private equity/hedge funds for the Disney family, from 1994 to 2007. Additionally, he served as Interim Executive Chairman and Chief Executive Officer of Spark Networks SE ("Spark") (NYSE: LOV), a leader in affinity-based online subscription dating networks, from August 2014 through December 2014. Prior to Spark, he served as the Executive Chairman at Redflex Holdings Ltd. (ASX: RDF), a provider of intelligent transport system solutions and services, from February 2013 to February 2014 and a non-executive director from August 2011 to November 2014. Mr. McConnell also served as the Chief Executive Officer of Collectors Universe, Inc. (NASDAQ: CLCT), a provider of third-party authentication and grading of high value collectibles, from March 2009 to October 2012. Currently, Mr. McConnell serves on the board of directors of Vonage Holdings Corp. (NASDAQ: VG), a cloud communications provider, since March 2019 and Adacel Technologies Limited (ASX: ADA), an Australian based global software technology and systems integrator, since May 2017 and as its Chairman since April 2019. Previously, Mr. McConnell served on the board of directors of SPS Commerce, Inc. (NASDAQ: SPSC), a provider of cloud-based supply chain management services, from March 2018 to May 2019, Guidance Software, Inc. (formerly NASDAQ: GUID), a global provider of forensic security solutions, from April 2016 until the company was sold in November 2017 and Spark from July 2014 until the company was sold in November 2017. Mr. McConnell also serves on the board of privately held Jacob Stern & Sons, Inc., an importer, exporter, processor and distributor of specialty agricultural products, since July 2019. He is also a member of the Board of Governors of Opportunity International, global microfinance and a member of the City of La Canada Finance and Investment Advisory committee. Mr. McConnell received a B.A. in Economics from Harvard University and an M.B.A from the Darden School (Shermet Scholar) of the University of Virginia.

John Mutch, age 64, has served as managing partner of MV Advisors LLC ("MV Advisors"), a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies, since founding the firm in December 2005. From December 2008 to January 2014, Mr. Mutch served as President, CEO and Chairman of the Board of Directors of BeyondTrust Software, a privately-held security software company. Prior to founding MV Advisors, in March 2003, Mr. Mutch was appointed by the U.S. Bankruptcy court to the board of directors of Peregrine Systems, Inc. (formerly NSADAQ: PRGN) ("Peregrine Systems"), a provider of enterprise asset and service management solutions, where he assisted the company in a bankruptcy work-out proceeding and was named President and Chief Executive Officer in July 2003. Prior to running Peregrine Systems, Mr. Mutch served as President, Chief Executive Officer and as a member of the board of directors of HNC Software, Inc. (formerly NASDAQ: HNCS), an enterprise analytics software provider. Earlier in his career, Mr. Mutch spent seven years at Microsoft Corporation (NASDAQ: MSFT), a multinational technology company, in a variety of executive sales and marketing positions. Mr. Mutch has served as Chairman of the board of directors of Aviat Networks, Inc. (NASDAQ: AVNW), a global provider of microwave networking solutions, since February 2015, and has served on the board of directors since January 2015, and has served on the board of directors of Agilysys, Inc. (NASDAQ: AGYS), a provider of information technology solutions, since March 2009. Previously, Mr. Mutch served on the board of directors of Maxwell Technologies, Inc. (formerly NASDAQ: MXWL), a manufacturer of energy storage and power delivery solutions for automotive, heavy transportation, renewable energy, backup power, wireless communications and industrial and consumer electronics applications, from April 2017 to May 2019, YuMe, Inc. (formerly NYSE: YUME), a provider of digital video brand advertising solutions, from July 2017 to February 2018, at which time the company was acquired by RhythmOne plc (formerly LON: RTHM), a technology-enabled digital media company, and Mr. Mutch continued serving as a director on the RhythmOne plc board of directors until January 2019, and Steel Excel Inc. (formerly OTCPK: SXCL), a provider of drilling and production services to the oil and gas industry and a provider of event-based sports services and other health-related services, from 2007 to May 2016. In addition, Mr. Mutch previously served on the boards of directors of Phoenix Technologies Ltd. (formerly NASDAQ: PTEC), a leader in core systems software products, services and embedded technologies, Edgar Online, Inc. (formerly NASDAQ: EDGR), a provider of financial data, analytics and disclosure management solutions, Aspyra, Inc. (OTCMKTS: APYI, formerly AMEX: APY), a provider of clinical and diagnostic information systems for the healthcare industry, Overland Storage, Inc. (formerly NASDAQ: OVRL), a provider of unified data management and data protection solutions, and Brio Software, Inc. (formerly NASDAQ: BRYO), a provider of business intelligence software. Mr. Mutch received a Bachelor of Science degree from Cornell University and a Masters of Business Administration from the University of Chicago.

Eric Singer, age 47, has served as the managing member of VIEX Capital and VIEX GP, the investment manager and general partner, respectively, of certain affiliated funds whose principal business is investing in securities, including Series One, since May 2014. From March 2012 until September 2014, Mr. Singer served as co-managing member of Potomac Capital Management III, L.L.C., the general partner of Potomac Capital Partners III, L.P. ("PCP III"), and Potomac Capital Management II, L.L.C., the general partner of Potomac Capital Partners II, L.P. ("PCP II") and served as an advisor to Potomac Capital Management, L.L.C. and its related entities from May 2009 until September 2014. The principal business of PCP III and PCP II is investing in securities. Since July 2019, Mr. Singer has served as a director of A10 Networks (NYSE: ATEN), an application controller and firewall cloud security company, and has served as Lead Independent Director since September 2020. Since March 2020, Mr. Singer has served as a director of Immersion Corporation (NASDAQ: IMMR), a premier licensing company focused on the creation, design, development, and licensing of innovative haptic technologies, and has served as Executive Chairman since August 2020. Previously, Mr. Singer served as a director of Quantum Corporation (NASDAQ: QMCO), a data lifecycle solutions provider from November 2017 to November 2019. Mr. Singer also served as chairman of the board of directors of RhythmOne plc (formerly LON: RTHM), a technology-enabled digital media company, from February 2018 (after its acquisition of YuMe, Inc. (formerly NYSE: YUME), a provider of brand video advertising software and audience data) until the sale of RhythmOne plc in April 2019. Mr. Singer was a director of YuMe, Inc. from June 2016 to February 2018, and served as chairman of its board beginning in November 2016. Mr. Singer served on the board of Support.com (NASDAQ: SPRT), a leading provider of tech support and turnkey support center services, from June 2016 to March 2019. Mr. Singer previously served as a director of Numerex Corp. (formerly NASDAQ: NMRX), a provider of managed machine-to-machine (M2M) enterprise solutions enabling the lnternet of Things (IoT), from March 2016 until its sale in December 2017, TigerLogic Corporation (formerly NASDAQ: TIGR), a global provider in engagement solutions, from January 2015 until December 2016, IEC Electronics, an electronic manufacturing services provider to advanced technology companies, from February 2015 to August 2017, Meru Networks, Inc. (formerly NASDAQ: MERU), a Wi-Fi network solutions company, from January 2014 until January 2015, PLX Technology, Inc. (formerly NASDAQ: PLXT), a semiconductor company, from December 2013 until its sale in August 2014, Sigma Designs, Inc. (formerly NASDAQ: SIGM), a semiconductor company, from August 2012 until December 2013, including as its Chairman of the board of directors from January 2013 until December 2013, and Zilog Corporation (formerly NASDAQ: ZILG), a microcontroller company, from August 2008 until its sale in February 2010.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

VIEX Opportunities Fund, LP –Series One (“Series One”), Osmium Capital, LP (“Osmium Fund I”) and Oak Investment Partners XI, Limited Partnership (“Oak XI”), together with the participants named herein, intend to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of their slate of director nominees and for a non-binding proposal to declassify the Board of Directors of Leaf Group Ltd., a Delaware corporation (the “Company”) at the Company’s 2021 annual meeting of stockholders.

SERIES ONE, OSMIUM FUND I, OAK XI AND THE OTHER PARTICIPANTS NAMED HEREIN STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the proxy solicitation are anticipated to be Series One, VIEX GP, LLC (“VIEX GP”), VIEX Capital Advisors, LLC (“VIEX Capital”), Eric Singer, Osmium Fund I, Osmium Capital II, LP (“Osmium Fund II”), Osmium Spartan, LP (“Osmium Fund III”), Osmium Diamond, LP (“Osmium Fund IV”), Osmium Partners, LLC (“Osmium Partners”), John H. Lewis, Oak XI, Oak Associates XI, LLC (“Oak Associates XI”), Oak Investment Partners XII, Limited Partnership (“Oak XII”), Oak Associates XII, LLC (“Oak Associates XII”), and Oak Management Corporation (“Oak Management”) Grace A. Ames, Bandel L. Carano, Edward F. Glassmeyer, Fredric W. Harman, Ann H. Lamont, Michael J. McConnell, and John Mutch.

As of the date hereof, Series directly owns 2,282,045 shares of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”). VIEX GP, as the general partner of Series One, may be deemed the beneficial owner of the 2,282,045 shares of Common Stock beneficially owned by Series One. VIEX Capital, as the investment manager of Series One, may be deemed the beneficial owner of the 2,282,045 shares of Common Stock beneficially owned by Series One. Mr. Singer, as the managing member of each of VIEX GP and VIEX Capital, may be deemed the beneficial owner of the 2,282,045 shares of Common Stock beneficially owned by Series One. As of the date hereof, Osmium Fund I directly owns 1,059,336 shares of Common, including 161,200 shares of Common Stock underlying certain call options currently exercisable. As of the date hereof, Osmium Fund II directly owns 433,574 shares of Common Stock, including 67,500 shares of Common Stock underlying certain call options currently exercisable. As of the date hereof, Osmium Fund III directly owns 438,954 shares of Common Stock, including 76,500 shares of Common Stock underlying certain call options currently exercisable. As of the date hereof, Osmium Fund IV directly owns 882,626 shares of Common Stock, including 69,800 shares of Common Stock underlying certain call options currently exercisable. Osmium Partners, as the general partner of each of Osmium, Osmium Fund II, Osmium Fund III and Osmium Fund IV, may be deemed the beneficial owner of the 2,814,490 shares of Common Stock beneficially owned in the aggregate by each of Osmium, Osmium Fund II, Osmium Fund III and Osmium Fund IV, including 375,000 shares of Common Stock underlying certain call options currently exercisable. As of the date hereof, Mr. Lewis directly owns 94,348 shares of Common Stock. Mr. Lewis, as the managing member of Osmium Partners may be deemed the beneficial owner of the 2,814,490 shares of Common Stock beneficially owned in the aggregate by each of Osmium, Osmium Fund II, Osmium Fund III and Osmium Fund IV, including 375,000 shares of Common Stock underlying certain call options currently exercisable. As of the date hereof, Oak XI directly owns 2,948,287 shares of Common Stock. Oak Associates XI, as the general partner of Oak XI, may be deemed the beneficial owner of the 2,948,287 shares of Common Stock beneficially owned by Oak XI. As of the date hereof, Oak XII directly owns 769,387 shares of Common Stock. Oak Associates XII, as the general partner of Oak XII, may be deemed the beneficial owner of the 769,387 shares of Common Stock beneficially owned by Oak XII. Oak Management, as the manager of each of Oak Associates XI and Oak Associates XII, may be deemed the beneficial owner of the 3,717,674 shares of Common Stock beneficially owned in the aggregate by Oak XI and Oak XII. Ms. Ames, as a managing member of Oak Associates XII, may be deemed the beneficial owner of the 769,387 shares of Common Stock beneficially owned Oak II. Messrs. Carano, Glassmeyer and Harman and Ms. Lamont, as managing members of each of Oak Associates XI and Oak Associates XII, may be deemed the beneficial owner of the 3,717,674 shares of Common Stock beneficially owned in the aggregate by Oak XI and Oak XII. As of the date hereof, Messrs. McConnell and Mutch do not own any shares of Common Stock of the Company.